Schedule of Investments PIMCO Income Strategy Fund II	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 143.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 33.5%
AAdvantage Loyalty IP Ltd. 7.460% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$874
AP Core Holdings LLC 8.615% (LIBOR01M + 5.500%) due 09/01/2027 ~		10,364	9,639
Caesars Resort Collection LLC 5.865% (LIBOR01M + 2.750%) due 12/23/2024 ~		11,175	10,936
Carnival Corp.
3.975% (EUR006M + 3.750%) due 06/30/2025 ~	EUR	2,271	2,036
6.127% (LIBOR06M + 3.250%) due 10/18/2028 ~		$1,110	979
Clear Channel Outdoor Holdings, Inc. 6.306% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,573	3,202
Diamond Sports Group LLC 10.695% due 05/26/2026		18,055	17,423
Envision Healthcare Corp.
TBD% due 04/29/2027 µ		1,523	1,498
10.602% due 04/29/2027		8,377	8,239
14.077% due 04/28/2028		19,325	17,972
Forbes Energy Services LLC
7.000% due 12/31/2022 «		315	0
11.000% due 12/30/2022 «		4	0
Gateway Casinos & Entertainment Ltd.
10.656% due 10/15/2027		6,761	6,663
11.408% due 10/18/2027	CAD	1,479	1,055
Intelsat Jackson Holdings SA 7.445% due 02/01/2029		$4,569	4,299
Lealand Finance Co. BV 6.115% (LIBOR01M + 3.000%) due 06/28/2024 ~		88	56
Lealand Finance Co. BV (4.115% Cash and 3.000% PIK) 7.115% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		798	406
MPH Acquisition Holdings LLC 7.320% (LIBOR03M + 4.250%) due 09/01/2028 ~		6,948	6,441
Oi SA
TBD% due 02/26/2035 «		777	272
1.750% (LIBOR03M) due 02/26/2035 «~		3,356	1,174
Poseidon Bidco TBD% due 07/14/2028 «	EUR	6,700	6,238
Promotora de Informaciones SA
5.250% (EUR006M + 5.250%) due 12/31/2026 ~		11,126	9,800
9.000% (EUR006M + 8.000%) due 06/30/2027 ~		1,520	1,333
PUG LLC 6.615% (LIBOR01M + 3.500%) due 02/12/2027 «~		$5,492	4,806
Redstone Holdco 2 LP 7.533% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,759	2,061
Rising Tide Holdings, Inc. 7.865% (LIBOR01M + 4.750%) due 06/01/2028 ~		1,089	935
Sasol Ltd. 4.684% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,040	4,025
SkyMiles IP Ltd. 6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	402
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(b)	EUR	13,900	8,509
Syniverse Holdings, Inc. 10.553% due 05/13/2027		$17,909	15,503
Team Health Holdings, Inc. 5.865% (LIBOR01M + 2.750%) due 02/06/2024 ~		13,794	12,673
Telemar Norte Leste SA
TBD% due 02/26/2035 «		210	74
1.750% (LIBOR01Y) due 02/26/2035 «~		2,422	848
1.750% (LIBOR01Y + 1.750%) due 02/26/2035 «~		8,757	3,065
4.557% (LIBOR03M + 1.750%) due 02/26/2035 «~		776	272
U.S. Renal Care, Inc.
8.115% (LIBOR01M + 5.000%) due 06/26/2026 ~		14,809	10,762
8.615% (LIBOR01M + 5.500%) due 06/26/2026 ~		5,894	4,284
Univision Communications, Inc. 5.865% (LIBOR01M + 2.750%) due 03/15/2024 ~		708	703
Veritas U.S., Inc. 8.674% (LIBOR03M + 5.000%) due 09/01/2025 ~		4,668	3,731
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		5,013	3,418

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Windstream Services LLC 9.365% (LIBOR01M + 6.250%) due 09/21/2027 «~		2,784	2,534

Total Loan Participations and Assignments (Cost $216,539)			189,140

CORPORATE BONDS & NOTES 56.3%
BANKING & FINANCE 12.3%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		974	1,019
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		4,800	3,625
Armor Holdco, Inc. 8.500% due 11/15/2029		1,700	1,359
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	2,800	2,228
2.625% due 04/28/2025 (l)		6,685	5,633
3.625% due 09/24/2024 (l)		1,200	1,072
5.375% due 01/18/2028 •		2,100	1,103
8.000% due 01/22/2030 •(l)		2,361	1,296
8.500% due 09/10/2030 •		1,400	787
10.500% due 07/23/2029 (l)		5,318	3,125
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	800	187
Barclays PLC
7.125% due 06/15/2025 •(h)(i)	GBP	1,200	1,164
7.750% due 09/15/2023 •(h)(i)		$1,000	926
8.000% due 06/15/2024 •(h)(i)		400	372
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	2,402
Corsair International Ltd. 5.473% due 01/28/2027 •		1,000	919
Cosaint Re Pte. Ltd. 12.791% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	135
Credit Agricole SA 7.875% due 01/23/2024 •(h)(i)		300	289
Credit Suisse Group AG
6.373% due 07/15/2026 •(l)		500	484
6.442% due 08/11/2028 •(l)		600	559
7.500% due 12/11/2023 •(h)(i)(l)		7,243	6,675
GSPA Monetization Trust 6.422% due 10/09/2029		2,721	2,618
Hestia Re Ltd. 9.500% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	106
HSBC Holdings PLC 6.000% due 09/29/2023 •(h)(i)(l)	EUR	2,070	1,998
NatWest Group PLC 8.000% due 08/10/2025 •(h)(i)		$5,190	4,851
Sanders Re Ltd. 11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,367
Santander U.K. Group Holdings PLC 6.750% due 06/24/2024 •(h)(i)	GBP	2,025	2,089
Unique Pub Finance Co. PLC 5.659% due 06/30/2027		369	412
Uniti Group LP
6.000% due 01/15/2030 (l)		$9,565	6,091
6.500% due 02/15/2029 (l)		2,900	1,950
VICI Properties LP 5.750% due 02/01/2027 (l)		5,400	5,100
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		8,297	6,783
Yosemite Re Ltd. 12.995% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		760	754

			69,478

INDUSTRIALS 32.2%
Altice Financing SA 5.750% due 08/15/2029 (l)		2,739	2,103
Arches Buyer, Inc. 4.250% due 06/01/2028 (l)		1,500	1,173
Boeing Co. 6.125% due 02/15/2033 (l)		1,755	1,683
Carvana Co. 10.250% due 05/01/2030 (l)		2,500	1,673
CGG SA
7.750% due 04/01/2027	EUR	5,500	4,594
8.750% due 04/01/2027 (l)		$3,656	3,075
Champion Path Holdings Ltd.
4.500% due 01/27/2026 (l)		1,100	760
4.850% due 01/27/2028 (l)		1,400	909
Charter Communications Operating LLC
3.900% due 06/01/2052 (l)		2,900	1,802
4.400% due 12/01/2061 (l)		3,100	1,983

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

CommScope, Inc. 8.250% due 03/01/2027 (l)		7,136	5,907
Community Health Systems, Inc.
5.250% due 05/15/2030 (l)		4,100	2,864
8.000% due 03/15/2026 (l)		494	429
Coty, Inc. 3.875% due 04/15/2026	EUR	4,368	3,878
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		$698	739
DISH DBS Corp.
5.250% due 12/01/2026 (l)		7,000	5,748
5.750% due 12/01/2028 (l)		7,260	5,500
Dufry One BV 3.625% due 04/15/2026	CHF	3,090	2,714
Exela Intermediate LLC 11.500% due 07/15/2026		$88	26
Fertitta Entertainment LLC 6.750% due 01/15/2030		2,300	1,752
HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,210
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		17,148	14,622
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	3,000	2,735
Market Bidco Finco PLC 4.750% due 11/04/2027		800	627
Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (l)		$1,800	1,336
5.750% due 07/21/2028 (l)		1,900	1,226
NCL Corp. Ltd. 5.875% due 02/15/2027 (l)		2,162	1,804
New Albertsons LP 6.570% due 02/23/2028		6,800	6,855
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		10,500	8,521
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		1,387	1,536
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/31/2022 (f)(h)		1,101	2
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	2,376	1,643
6.700% due 02/16/2032 (l)		$3,031	2,131
6.750% due 09/21/2047 (l)		3,630	2,030
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (l)		1,100	983
Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023 (l)		3,977	4,069
11.500% due 06/01/2025 (l)		1,390	1,479
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(c)	GBP	1,300	363
Sands China Ltd. 5.900% due 08/08/2028 (l)		$5,811	4,897
Schenck Process Holding GmbH 6.875% due 06/15/2023 (l)	EUR	400	388
Studio City Finance Ltd.
6.000% due 07/15/2025 (l)		$2,100	1,174
6.500% due 01/15/2028 (l)		2,100	1,028
Topaz Solar Farms LLC
4.875% due 09/30/2039		1,900	1,663
5.750% due 09/30/2039 (l)		11,220	10,355
Transocean Pontus Ltd. 6.125% due 08/01/2025 (l)		2,259	2,117
Transocean, Inc.
7.500% due 01/15/2026		69	51
8.000% due 02/01/2027		134	93
U.S. Renal Care, Inc. 10.625% due 07/15/2027 (l)		4,044	1,885
United Group BV 4.875% due 07/01/2024 (l)	EUR	100	92
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (b)(l)		$5,271	5,198
Vale SA 0.000% due 12/29/2049 «~(h)	BRL	110,000	7,280
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$1,700	1,304
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		6,375	6,613
VOC Escrow Ltd. 5.000% due 02/15/2028 (l)		2,100	1,712
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)		26,911	24,489
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		4,800	3,984
Wynn Macau Ltd.
5.125% due 12/15/2029		200	130
5.500% due 01/15/2026 (l)		3,400	2,584

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

5.500% due 10/01/2027 (l)		2,300	1,591
5.625% due 08/26/2028 (l)		1,000	668

			181,780

UTILITIES 11.8%
DTEK Finance PLC (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)		4,263	948
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		2,700	2,566
7.125% due 02/11/2025		6,860	6,108
8.450% due 08/10/2028		220	188
Ford Motor Co. 7.700% due 05/15/2097 (l)		8,720	8,106
NGD Holdings BV 6.750% due 12/31/2026		396	167
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	12,922
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		254	145
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		107	105
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)		8,445	1,657
Oi SA 10.000% due 07/27/2025		19,737	5,845
Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	14
4.000% due 12/01/2046		8	5
4.200% due 03/01/2029 (l)		1,800	1,530
4.300% due 03/15/2045		27	18
4.450% due 04/15/2042 (l)		535	379
4.500% due 07/01/2040 (l)		2,873	2,096
4.500% due 12/15/2041		22	15
4.550% due 07/01/2030 (l)		3,739	3,208
4.600% due 06/15/2043		18	13
4.750% due 02/15/2044 (l)		6,295	4,522
4.950% due 07/01/2050 (l)		4,703	3,455
Peru LNG SRL 5.375% due 03/22/2030		7,840	6,197
Petrobras Global Finance BV 6.625% due 01/16/2034	GBP	100	90
PG&E Wildfire Recovery Funding LLC 4.451% due 12/01/2049 (l)		$2,600	2,236
Rio Oil Finance Trust 9.250% due 07/06/2024 (l)		1,074	1,086
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (l)		3,347	3,069

			66,690

Total Corporate Bonds & Notes (Cost $396,643)			317,948

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,348
Transocean, Inc. 4.625% due 09/30/2029		67	57

Total Convertible Bonds & Notes (Cost $3,469)			2,405

MUNICIPAL BONDS & NOTES 2.1%
ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		56	58

OHIO 1.0%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111		6,000	5,199

PUERTO RICO 0.5%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		647	324
0.000% due 11/01/2051		6,600	2,426

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021 0.000% due 07/01/2033 (f)	167	92

		2,842

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	45,700	3,448

Total Municipal Bonds & Notes (Cost $13,035)		11,547

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
3.166% due 01/25/2040 ~(a)	152	11
3.500% due 02/25/2042 (a)	335	33
4.500% due 11/25/2042 (a)	957	124
Freddie Mac
0.700% due 11/25/2055 ~(a)	33,808	2,205
3.000% due 02/15/2033 (a)	870	78
3.500% due 12/15/2032 (a)	1,224	137
5.163% due 09/15/2035 •	776	582
6.156% due 11/25/2055 «~	8,199	5,062
10.634% due 12/25/2027 •	2,800	2,835
13.834% due 03/25/2025 •	362	362
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	195	25
4.000% due 10/16/2042 - 10/20/2042 (a)	167	19

Total U.S. Government Agencies (Cost $12,458)		11,473

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.0%
Banc of America Funding Trust
3.535% due 01/20/2047 ^~	404	378
6.000% due 01/25/2037	3,011	2,527
BCAP LLC Trust
0.000% due 06/26/2036 ~	73	54
0.000% due 05/26/2037 ~	839	348
3.071% due 08/28/2037 ~	2,060	2,031
3.226% due 08/26/2037 ~	8,860	6,957
3.750% due 07/26/2037 ~	4,457	3,787
4.690% due 03/26/2037 þ	654	852
5.750% due 12/26/2035 ~	1,604	1,312
6.250% due 11/26/2036	2,487	1,878
7.553% due 09/26/2036 ~	3,427	3,226
Bear Stearns ALT-A Trust
3.174% due 11/25/2035 ~	3,759	2,845
3.494% due 09/25/2047 ^~	3,896	2,150
3.542% due 11/25/2036 ^~	285	163
3.584% due 01/25/2036 ^•	534	701
3.908% due 09/25/2035 ^~	249	152
CD Mortgage Trust 5.688% due 10/15/2048	96	84
Chase Mortgage Finance Trust
2.968% due 12/25/2035 ^~	4	3
5.500% due 05/25/2036 ^	6	4
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	9	8
6.000% due 09/25/2037	319	305
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~	485	83
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,543	960
6.000% due 08/25/2037 ^~	760	463
Countrywide Alternative Loan Trust
2.814% due 04/25/2036 ^~	432	372
5.500% due 03/25/2035	207	99
5.500% due 01/25/2036	279	176
5.750% due 01/25/2035	137	127
5.750% due 02/25/2035	200	144
5.750% due 12/25/2036 ^	551	244
6.000% due 02/25/2035	259	198
6.000% due 04/25/2036	368	187
6.000% due 04/25/2037 ^	1,212	609
6.250% due 11/25/2036 ^	460	349
6.250% due 12/25/2036 ^•	401	190
6.500% due 08/25/2036 ^	369	141
Countrywide Home Loan Mortgage Pass-Through Trust
3.664% due 03/25/2035 ^•	2,180	1,799
6.000% due 07/25/2037	1,150	565
6.250% due 09/25/2036 ^	327	135
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	201	153
Credit Suisse Mortgage Capital Certificates 3.526% due 10/26/2036 ~	6,064	5,156

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^		98	55
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~		155	141
2.847% due 05/25/2037 ^~		122	55
Freddie Mac 10.081% due 11/25/2041 •		3,800	3,389
GS Mortgage Securities Corp. 6.246% due 09/15/2027 •		1,100	1,104
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^		3,430	1,163
Jackson Park Trust 3.350% due 10/14/2039 ~		2,116	1,453
JP Morgan Alternative Loan Trust
2.905% due 03/25/2036 ^~		858	730
2.934% due 05/25/2036 ^~		832	526
3.450% due 03/25/2037 ^~		504	494
JP Morgan Mortgage Trust
2.908% due 02/25/2036 ^~		159	122
3.825% due 10/25/2035 ~		58	55
6.500% due 09/25/2035		48	36
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		258	226
6.500% due 09/25/2037 ^		1,751	658
Lehman XS Trust 3.524% due 06/25/2047 •		974	864
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^		353	97
Merrill Lynch Mortgage Investors Trust 2.611% due 03/25/2036 ^~		1,107	626
Morgan Stanley Capital Trust 7.168% due 11/15/2034 ~		2,400	2,214
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ		7	4
Residential Accredit Loans, Inc. Trust
3.541% due 12/26/2034 ^~		512	216
6.000% due 08/25/2036 ^		157	132
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		773	333
6.000% due 07/25/2037 ^		1,316	544
6.250% due 09/25/2037 ^		2,472	1,104
Residential Funding Mortgage Securities, Inc. Trust
4.706% due 09/25/2035 ~		444	304
4.733% due 08/25/2036 ^~		76	69
Structured Adjustable Rate Mortgage Loan Trust
3.099% due 11/25/2036 ^~		1,135	973
3.361% due 01/25/2036 ^~		1,289	833
SunTrust Adjustable Rate Mortgage Loan Trust 2.352% due 02/25/2037 ^~		87	76
WaMu Mortgage Pass-Through Certificates Trust
3.208% due 02/25/2037 ^~		268	248
3.279% due 05/25/2037 ^~		526	474
3.607% due 10/25/2036 ^~		404	364
3.853% due 07/25/2037 ^~		455	430

Total Non-Agency Mortgage-Backed Securities (Cost $67,347)			62,027

ASSET-BACKED SECURITIES 7.8%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	581
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	1
0.000% due 01/20/2031 ~		4,500	1,736
Argent Securities Trust 3.464% due 03/25/2036 ~		3,104	1,754
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,398
Bear Stearns Asset-Backed Securities Trust
3.224% due 10/25/2036 ^~		$2,040	2,908
6.500% due 10/25/2036 ^		333	184
Belle Haven ABS CDO Ltd. 2.543% due 07/05/2046 ~		180,259	725
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	690
0.000% due 10/22/2031 ~		1,500	341
Citigroup Mortgage Loan Trust
3.234% due 12/25/2036 ~		11,704	4,774
3.244% due 12/25/2036 •		1,345	760
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	709	170
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(f)		$8	453
Fremont Home Loan Trust 3.234% due 01/25/2037 •		11,570	5,337
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	121

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Home Equity Mortgage Loan Asset-Backed Trust 3.244% due 07/25/2037 •		$2,434	1,446
KKR CLO Ltd. 0.000% due 10/17/2031 ~		3,000	1,819
Lehman XS Trust 6.790% due 06/24/2046 þ		447	476
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	1,300
Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	580
0.000% due 03/15/2030 «(f)		6	332
Merrill Lynch Mortgage Investors Trust 3.404% due 04/25/2037 •		379	192
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		420	212
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		1	787
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		4	1,338
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	522
0.000% due 10/15/2048 «(f)		1	407
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,400	585
0.000% due 07/25/2040 «(f)		21	280
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		1,758	270
South Coast Funding Ltd. 3.512% due 08/10/2038 ~		11,442	973
Taberna Preferred Funding Ltd.
2.763% due 07/05/2035 ~		1,431	1,302
3.192% due 12/05/2036 •		4,596	4,045
3.212% due 08/05/2036 ~		283	252
3.212% due 08/05/2036 ^•		5,589	4,975

Total Asset-Backed Securities (Cost $81,263)			44,026

SOVEREIGN ISSUES 1.4%
Argentina Government International Bond
0.500% due 07/09/2030 þ		4,017	709
1.000% due 07/09/2029		683	133
1.400% due 03/25/2023	ARS	147,090	540
1.500% due 07/09/2035 þ		$4,041	757
1.500% due 07/09/2046 þ		115	22
3.500% due 07/09/2041 þ		5,512	1,188
3.875% due 01/09/2038 þ		11,605	2,747
15.500% due 10/17/2026	ARS	61,630	52
47.331% (BADLARPP) due 10/04/2022 ~		58	0
Ghana Government International Bond
6.375% due 02/11/2027		$500	202
7.875% due 02/11/2035		600	225
8.750% due 03/11/2061		200	75
Provincia de Buenos Aires 62.098% due 04/12/2025	ARS	363,012	1,210
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)	EUR	1,205	226
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	2
9.250% due 09/15/2027 ^(c)		315	25

Total Sovereign Issues (Cost $23,255)			8,113

		SHARES
COMMON STOCKS 4.8%
COMMUNICATION SERVICES 0.4%
Clear Channel Outdoor Holdings, Inc. (d)		549,096	753
iHeartMedia, Inc. 'A' (d)		129,909	952
iHeartMedia, Inc. 'B' «(d)		100,822	665

			2,370

ENERGY 0.1%
Axis Energy Services 'A' «(d)(j)		2,048	77
Noble Corp. PLC (d)		22,788	674

			751

FINANCIALS 1.2%
Intelsat SA «(d)(j)		233,192	6,529

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

INDUSTRIALS 3.1%
Neiman Marcus Group Ltd. LLC «(d)(j)	82,915	15,010
Syniverse Holdings, Inc. «(d)(j)	1,992,796	1,905
Voyager Aviation Holdings LLC «(d)	1,155	0
Westmoreland Mining Holdings «(d)(j)	53,248	293

		17,208

Total Common Stocks (Cost $30,614)		26,858

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)	24,544	104

Total Rights (Cost $0)		104

WARRANTS 1.6%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	401	1
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	24,408	122

		123

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	819,000	154

INFORMATION TECHNOLOGY 1.6%
Windstream Holdings LLC - Exp. 9/21/2055 «	565,698	8,978

Total Warrants (Cost $10,079)		9,255

PREFERRED SECURITIES 10.0%
BANKING & FINANCE 3.1%
AGFC Capital Trust 4.262% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,800,000	959
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	70,000	62
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)	1,000,000	925
Nationwide Building Society 10.250% ~	35,250	4,613
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)	12,110,000	10,920

		17,479

INDUSTRIALS 6.9%
General Electric Co. 6.623% (US0003M + 3.330%) due 12/15/2022 ~(h)	268,000	252
Sequa Corp. (15.000% PIK) 15.000% «(b)	27,331	36,606
Voyager Aviation Holdings LLC 9.500% «	6,929	2,170

		39,028

Total Preferred Securities (Cost $44,142)		56,507

REAL ESTATE INVESTMENT TRUSTS 0.8%
REAL ESTATE 0.8%
CBL & Associates Properties, Inc.	6,516	167
Uniti Group, Inc.	274,273	1,906
VICI Properties, Inc.	89,142	2,661

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Total Real Estate Investment Trusts (Cost $2,373)			4,734

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 11.5%
REPURCHASE AGREEMENTS (k) 8.7%			49,200

SHORT-TERM NOTES 0.5%
Federal Home Loan Bank 2.980% due 01/06/2023 •		$3,000	3,000

ARGENTINA TREASURY BILLS 0.0%
12.427% due 10/31/2022 - 05/19/2023 (e)(f)(g)	ARS	27,397	98

U.S. TREASURY BILLS 2.3%
1.429% due 10/04/2022 - 12/15/2022 (e)(f)(o)		$12,915	12,914

Total Short-Term Instruments (Cost $65,211)			65,212

Total Investments in Securities (Cost $966,428)			809,349

Total Investments 143.2% (Cost $966,428)			$809,349
Financial Derivative Instruments (m)(n) 0.5%(Cost or Premiums, net $8,229)			2,718
Auction Rate Preferred Shares (15.5)%			(87,425)
Other Assets and Liabilities, net (28.2)%			(159,299)

Net Assets Applicable to Common Shareholders 100.0%			$565,343

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$30	$77	0.01%
Intelsat SA	06/19/2017 - 02/23/2022	16,395	6,529	1.15
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	15,010	2.66
Syniverse Holdings, Inc.	05/12/2022	1,953	1,905	0.34
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,534	293	0.05

$22,631	$23,814	4.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

NOM	2.950%	09/30/2022	10/03/2022	$49,200	U.S. Treasury Bonds 2.375% due 11/15/2049	$(49,082)	$49,200	$49,212

Total Repurchase Agreements	$(49,082)	$49,200	$49,212

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	3.760%	09/12/2022	01/10/2023	$(794)	$(796)
BPS	1.650	09/16/2022	10/14/2022	(881)	(882)
1.990	04/27/2022	10/27/2022	(5,641)	(5,691)
2.830	08/09/2022	11/10/2022	(2,297)	(2,307)
3.350	09/26/2022	10/27/2022	(302)	(302)
3.760	08/12/2022	02/13/2023	(1,336)	(1,343)
3.760	08/26/2022	02/13/2023	(2,865)	(2,876)
3.760	08/30/2022	02/13/2023	(302)	(303)
3.760	08/31/2022	02/13/2023	(1,170)	(1,174)
3.760	09/09/2022	02/13/2023	(598)	(599)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

	3.760	09/13/2022	02/13/2023		(461)	(462)
	4.620	09/23/2022	03/23/2023		(3,107)	(3,111)
BRC	0.650	09/21/2022	TBD(3)	EUR	(336)	(329)
	3.570	09/23/2022	TBD(3)		$(7,639)	(7,647)
BYR	3.610	09/26/2022	03/24/2023		(1,182)	(1,182)
	3.610	09/30/2022	03/24/2023		(1,809)	(1,809)
	3.630	09/26/2022	03/24/2023		(5,102)	(5,105)
CDC	1.710	08/22/2022	10/11/2022		(155)	(156)
	1.780	08/22/2022	10/14/2022		(1,093)	(1,096)
	1.780	09/16/2022	10/14/2022		(2,301)	(2,302)
	2.600	09/28/2022	10/06/2022		(1,422)	(1,423)
	2.630	07/06/2022	10/07/2022		(806)	(812)
	2.630	08/12/2022	10/07/2022		(808)	(811)
	2.780	08/04/2022	10/14/2022		(1,947)	(1,956)
	2.780	08/25/2022	10/14/2022		(508)	(510)
	2.780	08/29/2022	10/14/2022		(2,622)	(2,629)
	2.950	09/06/2022	10/14/2022		(577)	(578)
	2.950	09/08/2022	10/14/2022		(550)	(551)
	3.080	09/07/2022	10/31/2022		(2,695)	(2,701)
	3.230	09/07/2022	10/31/2022		(4,483)	(4,494)
	3.230	09/16/2022	10/31/2022		(1,089)	(1,091)
	3.230	09/28/2022	10/31/2022		(5,240)	(5,242)
	3.240	09/12/2022	11/14/2022		(1,022)	(1,024)
	3.270	08/04/2022	01/09/2023		(2,864)	(2,879)
	3.270	08/18/2022	01/09/2023		(1,192)	(1,197)
	3.270	08/29/2022	01/09/2023		(262)	(263)
	3.270	09/14/2022	01/09/2023		(313)	(314)
	3.270	09/21/2022	01/09/2023		(1,666)	(1,668)
	3.310	08/05/2022	11/07/2022		(2,026)	(2,037)
	3.310	09/16/2022	11/07/2022		(2,012)	(2,015)
	3.310	09/21/2022	11/07/2022		(1,207)	(1,208)
	3.440	09/30/2022	10/31/2022		(4,114)	(4,115)
	3.990	09/06/2022	03/03/2023		(4,296)	(4,309)
FBF	0.500	09/23/2022	TBD(3)		(1,592)	(1,593)
IND	2.100	05/09/2022	11/07/2022		(84)	(85)
	2.110	05/09/2022	11/07/2022		(1,633)	(1,647)
	3.310	09/26/2022	10/28/2022		(4,720)	(4,723)
	3.310	09/30/2022	10/28/2022		(6,455)	(6,455)
	3.410	09/26/2022	10/28/2022		(1,144)	(1,145)
JML	(0.250)	09/14/2022	TBD(3)	EUR	(591)	(578)
	0.250	09/14/2022	TBD(3)		(536)	(525)
	0.360	08/17/2022	11/15/2022		(2,008)	(1,968)
	0.800	09/14/2022	TBD(3)		(2,073)	(2,032)
	0.820	09/14/2022	TBD(3)		(1,017)	(997)
	0.900	09/05/2022	11/22/2022		(82)	(80)
	0.900	09/05/2022	11/24/2022		(370)	(363)
MBC	0.800	07/27/2022	TBD(3)		(5,158)	(5,055)
MEI	2.840	07/20/2022	10/24/2022		$(1,184)	(1,191)
NOM	2.850	07/05/2022	10/06/2022		(2,708)	(2,727)
	3.650	09/23/2022	10/26/2022		(9,005)	(9,014)
RDR	3.160	08/09/2022	11/10/2022		(1,408)	(1,415)
	3.330	09/26/2022	10/26/2022		(1,119)	(1,120)
SCX	2.630	07/13/2022	10/11/2022		(3,637)	(3,659)
SGY	2.710	09/30/2022	10/12/2022		(980)	(980)
SOG	2.580	07/05/2022	10/06/2022		(1,682)	(1,693)
	2.710	07/06/2022	10/12/2022		(401)	(404)
	2.710	09/21/2022	10/12/2022		(630)	(630)
	2.750	09/14/2022	10/14/2022		(1,790)	(1,793)
	3.020	08/05/2022	10/17/2022		(646)	(649)
	3.020	08/18/2022	10/17/2022		(540)	(542)
	3.100	09/21/2022	10/25/2022		(1,183)	(1,184)
	3.140	08/03/2022	11/02/2022		(1,988)	(1,998)
	3.140	08/29/2022	11/02/2022		(1,607)	(1,612)
	3.140	09/06/2022	11/02/2022		(2,207)	(2,212)
	3.140	09/20/2022	11/02/2022		(1,672)	(1,674)
	3.140	10/03/2022	11/02/2022		(515)	(515)
	3.150	08/04/2022	11/04/2022		(1,751)	(1,760)
	3.150	09/01/2022	11/04/2022		(372)	(373)
	3.150	09/26/2022	11/04/2022		(2,144)	(2,146)
	3.250	09/14/2022	10/04/2022		(201)	(201)
	3.250	08/18/2022	11/14/2022		(756)	(759)
	3.250	09/14/2022	11/14/2022		(686)	(688)
	3.460	09/22/2022	10/24/2022		(1,878)	(1,880)
	3.490	09/12/2022	11/30/2022		(780)	(782)
	4.360	09/30/2022	01/30/2023		(1,085)	(1,086)
	4.390	09/27/2022	01/27/2023		(1,650)	(1,652)
TDM	3.240	09/23/2022	TBD(3)		(13,272)	(13,283)

Total Reverse Repurchase Agreements						$(170,167)

(l)	Securities with an aggregate market value of $185,502 and cash of $4,531 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(176,002) at a weighted average interest rate of 2.064%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.429%		$5,400	$(175)	$148	$(27)	$0	$(11)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.702		1,600	(6)	(13)	(19)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	7.506		1,300	(38)	(71)	(109)	5	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.275		3,100	328	(237)	91	5	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	12.473	EUR	700	49	(177)	(128)	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	12.466		1,000	39	(236)	(197)	7	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739		600	(43)	3	(40)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185		8,500	(929)	169	(760)	8	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.983		4,300	(363)	(284)	(647)	0	(5)

							$(1,138)	$(698)	$(1,836)	$26	$(17)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	8,700	$845	$1,933	$2,778	$55	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	433	945	40	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		4,600	669	1,910	2,579	0	(13)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$24,600	(2)	364	362	18	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		12,500	1	188	189	8	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,000	1	53	54	3	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		54,100	(5,568)	92	(5,476)	92	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		150,500	73	1,115	1,188	41	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(14,190)	(5,098)	0	(268)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,917)	(1,650)	0	(71)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	913	913	22	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		35,800	(124)	(3,615)	(3,739)	0	(99)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	612	612	16	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(75)	(2,159)	(2,234)	0	(64)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	982	982	27	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		35,800	(135)	(3,404)	(3,539)	0	(106)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(3,687)	(3,344)	0	(179)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	4,064	4,064	108	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	4,544	4,544	118	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	(8,474)	(3,799)	0	(304)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	553	553	9	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	5,592	8,732	148	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	7,102	6,459	160	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	5,235	(1,338)	0	(2,036)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	364	354	15	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	6,333	6,284	225	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	6,137	6,052	240	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	1,262	1,244	69	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	695	928	26	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	56,923	58,328	2,120	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(285)	(84)	13	0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,579	1,731	0	(23)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	9,600	903	1,402	2,305	0	(14)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024	100	0	0	0	0	0

$10,230	$71,649	$81,879	$3,573	$(3,177)

Total Swap Agreements	$9,092	$70,951	$80,043	$3,599	$(3,194)

Cash of $24,228 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2022	CHF	476	$505	$21	$0
05/2023	PEN	1,254	317	8	0
BPS	10/2022	BRL	6,516	1,254	46	0
10/2022	EUR	1,736	1,738	37	0
10/2022	$1,205	BRL	6,516	3	0
10/2022	965	GBP	893	32	0
10/2022	1,805	PEN	7,259	31	(15)
11/2022	CAD	317	$245	16	0
11/2022	GBP	6,900	7,707	0	(2)
11/2022	PEN	2,064	531	16	0
CBK	10/2022	BRL	6,516	1,205	0	(3)
10/2022	GBP	513	590	17	0
10/2022	PEN	7,259	1,869	48	0
10/2022	$1,255	BRL	6,516	0	(48)
10/2022	347	EUR	355	1	0
10/2022	782	GBP	704	4	0
11/2022	BRL	6,516	$1,247	48	0
11/2022	PEN	4,076	1,027	9	0
11/2022	$1,340	PEN	5,194	0	(44)
12/2022	PEN	1,483	$382	13	0
12/2022	$1,311	PEN	5,498	59	0
03/2023	PEN	1,942	$503	22	0
DUB	10/2022	$267	MXN	5,571	8	0
10/2022	2	RUB	236	1	0
GLM	10/2022	1,488	EUR	1,489	0	(29)
10/2022	6	RUB	583	4	0
12/2022	PEN	246	$62	1	0
JPM	10/2022	$862	EUR	861	0	(18)
MBC	10/2022	1,715	1,725	12	(36)
10/2022	567	GBP	536	32	0
MYI	10/2022	MXN	1,336	$65	0	(1)
10/2022	$58,465	EUR	60,598	924	0
11/2022	EUR	60,598	$58,584	0	(923)
11/2022	$1,050	EUR	1,079	9	0
RBC	10/2022	GBP	9,080	$10,556	417	0
SCX	10/2022	EUR	535	544	20	0
10/2022	$641	GBP	560	0	(16)
11/2022	CAD	459	$357	25	0
11/2022	CHF	1,271	1,307	14	0
SOG	10/2022	EUR	62,234	62,628	1,636	0
11/2022	CHF	1,093	1,156	43	0
TOR	11/2022	CAD	574	446	30	0
UAG	11/2022	GBP	2,049	2,224	0	(65)

Total Forward Foreign Currency Contracts	$3,607	$(1,200)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.937%		$1,000	$(195)	$176	$0	$(19)
BYL	Banca Monte Dei Paschi Di	5.000	Quarterly	12/20/2022	9.667	EUR	1,100	(35)	26	0	(9)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.937		$1,400	(278)	251	0	(27)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.937		1,700	(353)	320	0	(33)
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	7.990	EUR	100	(2)	(4)	0	(6)

Total Swap Agreements								$(863)	$769	$0	$(94)

(o)

Securities with an aggregate market value of $114 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1		Level 2		Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Loan Participations and Assignments				$0			$165,832	$23,308		$189,140
Corporate Bonds & Notes
Banking & Finance				0			69,478	0		69,478
Industrials				0			174,500	7,280		181,780
Utilities				0			66,690	0		66,690
Convertible Bonds & Notes
Industrials				0			2,405	0		2,405
Municipal Bonds & Notes
Illinois				0			58	0		58
Ohio				0			5,199	0		5,199
Puerto Rico				0			2,842	0		2,842
West Virginia				0			3,448	0		3,448
U.S. Government Agencies				0			6,411	5,062		11,473
Non-Agency Mortgage-Backed Securities				0			62,027	0		62,027
Asset-Backed Securities				0			39,057	4,969		44,026
Sovereign Issues				0			8,113	0		8,113
Common Stocks
Communication Services				1,705			0	665		2,370
Energy				674			0	77		751
Financials				0			0	6,529		6,529
Industrials				0			0	17,208		17,208
Rights
Financials				0			0	104		104
Warrants
Financials				0			0	123		123
Industrials				0			0	154		154
Information Technology				0			0	8,978		8,978
Preferred Securities
Banking & Finance				0			17,479	0		17,479
Industrials				0			252	38,776		39,028
Real Estate Investment Trusts
Real Estate				4,734			0	0		4,734
Short-Term Instruments
Repurchase Agreements				0			49,200	0		49,200
Short-Term Notes				0			3,000	0		3,000
Argentina Treasury Bills				0			98	0		98
U.S. Treasury Bills				0			12,914	0		12,914

Total Investments				$7,113			$689,003	$113,233		$809,349

Financial Derivative Instruments - Assets

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

Exchange-traded or centrally cleared					0		3,599	0	3,599
Over the counter					0		3,607	0	3,607

					$0		$7,206	$0	$7,206
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared					0		(3,194)	0	(3,194)
Over the counter					0		(1,294)	0	(1,294)

					$0		$(4,488)	$0	$(4,488)

Total Financial Derivative Instruments					$0		$2,718	$0	$2,718

Totals					$7,113		$691,721	$113,233	$812,067

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$39,148	$9,540	$(346)	$236	$10	$235	$7,340	$(32,855)	$23,308	$723
Corporate Bonds & Notes
Industrials	34,383	0	(158)	30	0	(2,486)	0	(24,489)	7,280	(1,436)
U.S. Government Agencies	5,030	0	(19)	6	6	39	0	0	5,062	38
Asset-Backed Securities	5,798	0	0	8	0	(837)	0	0	4,969	(840)
Common Stocks
Communication Services	716	0	0	0	0	(51)	0	0	665	(51)
Energy	30	0	0	0	0	47	0	0	77	47
Financials	6,529	0	0	0	0	0	0	0	6,529	0
Industrials	16,285	0	0	0	0	923	0	0	17,208	923
Materials	27	0	(29)	0	29	(27)	0	0	0	0
Rights
Financials	117	0	0	0	0	(13)	0	0	104	(13)
Warrants
Financials	123	0	0	0	0	0	0	0	123	0
Industrials	490	0	0	0	0	(336)	0	0	154	(336)
Information Technology	12,063	0	0	0	0	(3,085)	0	0	8,978	(3,085)
Preferred Securities
Industrials	31,984	0	0	0	0	6,792	0	0	38,776	6,792

Totals	$152,723	$9,540	$(552)	$280	$45	$1,201	$7,340	$(57,344)	$113,233	$2,762

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$4,025	Discounted Cash Flow			Discount Rate			4.193	—
		6,238	Indicative Market Quotation			Price			95.000	—
		13,045	Third Party Vendor			Broker Quote			35.000 - 91.000	65.221
Corporate Bonds & Notes
Industrials		7,280	Reference Instrument			Weighted Average		BRL	37.290	—
U.S. Government Agencies		5,062	Discounted Cash Flow			Discount Rate			12.000	—
Asset-Backed Securities		4,969	Discounted Cash Flow			Discount Rate			10.000 - 20.000	14.430
Common Stocks
Communication Services		665	Reference Instrument			Stock Price W/Liquidity Discount			10.000	—
Energy		77	Market Comparable Valuation			EBITDA Multiple		X	4.800	—
Financials		6,529	Indicative Market Quotation			Price			$28.000	—
Industrials		1,905	Discounted Cash Flow			Discount Rate			13.547	—
		293	Discounted Cash Flow/ Comp Multiple			Forward EBITDA / Discount Rate		X/X/%	2.000/2.100/24.200	—
		15,010	Discounted Cash Flow/ Comp Multiple			Ltm Revenue/Ltm EBITDA/Discount		X/X/%	0.460/3.500/10.000	—
Rights
Financials		104	Other Valuation Techniques(2)			—			—	—
Warrants
Financials		1	Indicative Market Quotation			Price			$2.250 - 3.750	3.438
		122	Other Valuation Techniques(2)			—			—	—
Industrials		154	Market Comparable Valuation			Earnings Multiple		X	11.809	—
Information Technology		8,978	Market Comparable Valuation			EBITDA Multiple		X	3.800	—
Preferred Securities
Industrials		2,170	Discounted Cash Flow/Comparable Companies			Discount Rate/TBV Multiple		%/X	22.980/0.280	—

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2022 (Unaudited)

	36,606	Market Comparable Valuation	Earnings Multiple	X	11.809	—

Total	$113,233

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International, Inc.
BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BYL	Barclays Bank PLC London Branch	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01Y	1 Year USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR006M	6 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap